UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 4, 2011

MOD-PAC CORP.
(Exact name of registrant as specified in its charter)

NEW YORK	0-50063	16-0957153
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1801 Elmwood Avenue Way, Buffalo, New York		14207
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code: (716) 873-0640

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below)

[ ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07     Submission of Matters to a Vote of Security Holders.

On May 4, 2011, MOD-PAC CORP. (the “Company”) held its 2011 Annual Meeting of Shareholders (“Annual Meeting”).  At the meeting, each of  Kevin T. Keane, Daniel G. Keane, Robert J. McKenna, William G. Gisel, Jr. and Howard Zemsky  were re-elected as directors of the Company for a one-year term.  In addition to the election of the directors identified above, the shareholders of the Company (i) ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2011 and (ii) voted down a shareholder proposal recommending the Company’s Board of Directors take action to convert all shares of the Company’s Class B Stock into shares of the Company’s Common Stock.  The Company has two classes of stock:  each outstanding share of Common Stock is entitled to one vote and each outstanding share of Class B Stock is entitled to ten votes.  The final voting results on each of the matters submitted to a vote of shareholders at the Annual Meeting are as follows:

	For	Withheld	Abstentions	Broker Non-Votes
1. Election of Directors
Kevin T. Keane	5,661,432	452,606		- - -
Daniel G. Keane	5,678,918	435,120		- - -
Robert J. McKenna	5,627,599	486,439		- - -
William G. Gisel, Jr.	5,739,728	374,310		- - -
Howard Zemsky	5,715,120	398,918		- - -
	For	Against	Abstentions
2. Ratification of Ernst & Young LLP as independent registered public accounting firm for 2011	7,112,680	86,027	248,162	- - -

3. Shareholder proposal recommending the Board of Directors take action to convert all shares of Class B Stock to shares of Common Stock	1,344,260	4,750,033	19,745	1,332,831

Item 8.01     Other Events

On May 4, 2011, the Board of Directors of the Company authorized an increase to the Company's existing stock repurchase plan up to an aggregate of 200,000 shares of the Company's common stock.  Prior to this increase, the existing repurchase plan, which was approved on August 30, 2010, had a remaining authorization to repurchase 84,930 shares of the Company’s common stock.  The

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repurchase plan calls for the repurchases to be made in open market or privately negotiated transactions in compliance with Rule 10b-18 under the Securities Exchange Act of 1934, as amended, subject to market and business conditions, applicable legal requirements and other factors. The repurchase plan does not obligate the Company to purchase any particular number of shares, and may be suspended at any time at the discretion of the Company in accordance with Rule 10b-18.

The Company issued a related press release announcing the new share repurchase program on May 4, 2011.  The full text of the press release is attached as Exhibit 99.1 to this report and is hereby incorporated by reference herein.

Item 9.01     Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description

99.1	Press Release of MOD-PAC CORP. dated May 4, 2011

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MOD-PAC CORP.

Date:	May 4, 2011	By:	/s/ Daniel G. Keane
Daniel G. Keane
President and Chief Executive Officer

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